SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):August 30, 1999



                                 Cox Radio, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)




           1-12187                                58-1620022
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    (Commission File Number)         (I.R.S. Employer Identification Number)


        1400 Lake Hearn Drive
        Atlanta, Georgia                                  30319
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  (Address of principal executive offices)              (Zip Code)


                                 (404) 843-5000
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              (Registrant's telephone number, including area code)

Item 5.   Other Events.


         On August 30, 1999, Cox Radio issued the following press release:


                    AMFM INC. AND COX RADIO, INC. TO EXCHANGE
                          RADIO STATIONS IN SIX MARKETS

             - Swap To Strengthen Each Entity's Cluster Positions -

DALLAS, Texas, and ATLANTA, Georgia, August 30, 1999 -- AMFM Inc. (NYSE: AFM) and Cox Radio, Inc., (NYSE: CXR) announced today that they have entered into a definitive agreement under which Cox will transfer to AMFM KOST-FM and KFI-AM in Los Angeles in exchange for radio stations in: Miami (WEDR-FM); Atlanta (WFOX-FM); Stamford/Norwalk (WEFX-FM, WNLK-AM, WKHL-FM and WSTC-AM); Jacksonville (WFYV-FM, WAPE-FM, WBWL-AM, WKQL-FM, WMXQ-FM and WOKV-AM) and New Haven (WPLR-FM and local sales rights at WYBC-FM). Cox Radio's other Los Angeles stations, KACE-FM and KRTO-FM, are not included in this transaction but are expected to be divested in a future transaction. Although financial terms of the agreement were not disclosed, the aggregate broadcast cash flow presently generated by the stations being exchanged by the respective parties is approximately the same.

         The agreement will allow AMFM to add its fifth FM radio station and second AM in Los Angeles and Cox to add its third station in Miami and its sixth station in Atlanta subject to FCC waivers. Also, this transaction will expand Cox's presence in New England by adding four stations in Stamford/Norwalk and two stations in New Haven and will mark Cox's entry into the Jacksonville market.

         Commenting on the agreement, James E. de Castro, Vice Chairman of AMFM Inc. and President and Chief Executive Officer of AMFM Radio, stated, "This agreement represents a unique opportunity for AMFM and Cox to strengthen clusters in markets which they already

                                     -more-
serve. From our standpoint, the agreement meets our goal of owning and operating the maximum number of stations we can in Los Angeles, the nation's second largest radio market. The swap also positions AMFM as the leading radio group operator in Los Angeles as ranked by audience share.

         "We believe there are tremendous strategic benefits to adding KOST and KFI, as both are highly profitable marquee stations in the attractive high growth Los Angeles market. KOST-FM is a market-leading adult contemporary station while KFI-AM is a market-leading talk station."

         Robert F. Neil, President and Chief Executive Officer of Cox Radio, commented, "This transaction significantly strengthens our existing clusters in Miami, Atlanta and Bridgeport while adding a new high growth Sunbelt market, Jacksonville. Cox Radio now has a strong position in four major Florida markets with station clusters in Miami, Orlando, Tampa, and now Jacksonville. In addition, today's transaction further diversifies our revenue and cash flow mix, adding enhanced predictability and balance to our growth outlook."

         Mr. Neil continued, "Under Cox Radio, KOST-FM and KFI-AM have been serving the Los Angeles market for over 25 years. We are very proud of Cox Radio's contribution to this exciting, dynamic community and believe that AMFM will take these stations to the next level."

         The transaction is scheduled to close in the first quarter of 2000 and is subject to approval by the Boards of Directors of both companies, the Federal Communications Commission, other regulatory approvals (including expiration of the applicable Hart-Scott-Rodino waiting period) and other customary closing conditions.

         Cox Radio is the sixth largest radio company in the United States based on net revenues. Upon the close of all announced transactions, Cox Radio will own, operate, or provide sales and marketing services for 74 stations (56 FM and 18 AM) clustered in 15 markets. Cox Radio, Inc. shares are traded on the New York Stock Exchange under the symbol: CXR.

                                     -more-

         Any statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any expressions that indicate future events and identify trends are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from historical results or those Cox Radio anticipates. Factors that could have a material and adverse impact on Cox Radio's business are identified in the discussion of risk factors relating to Cox Radio's business and operations in the Company's most recent Form 10K. Cox Radio undertakes no obligation to release publicly the results of any revisions to forward-looking statements made in this press release to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

         AMFM Inc., the nation's largest radio broadcasting entity, consists of the AMFM Radio Group, including the AMFM Radio Networks and the Chancellor Marketing Group, and the AMFM New Media Group, including Katz Media and AMFM's Internet operations. Reflecting announced transactions, AMFM Radio Group with approximately 446 stations in 101 markets reaches a weekly listener base of 66 million people. The AMFM Radio Networks offers syndicated programming nationwide. Chancellor Marketing Group is a full-service sales promotion firm developing integrated marketing programs for Fortune 1000 companies. AMFM's Katz Media is the only full-service media representation firm in the United States serving multiple types of electronic media. AMFM's Internet operations focus on developing AMFM's E-commerce web sites, streaming online broadcasts of AMFM's on-air programming and other media, and promoting emerging Internet and new media concerns.

         This news announcement contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Key risks are described in AMFM's reports filed with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including economic changes and changes in the broadcasting industry generally and, accordingly, the Company's actual performance and results may vary from those stated herein and AMFM undertakes no obligation to update the information contained herein.

CONTACTS:
AMFM Inc.                                   Cox Radio, Inc.
D. Geoffrey Armstrong                       Maritza Pichon
Chief Financial Officer                     Chief Financial Officer
214/922-8700                                404/843-5159

Joseph N. Jaffoni/Stewart Lewack            Chris Plunkett/John Buckley
Jaffoni & Collins Incorporated              Brainerd Communicators, Inc.
212/835-8500; amfm@jcir.com                 212/986-6667


                                      # # #

Item 7.   Exhibit.

          99.1 Asset Exchange Agreement by and among Cox Radio, Inc. and AMFM Inc., dated as of August 30, 1999

          99.2 Side letter by and among Cox Radio, Inc. and AMFM Inc., dated as of August 30, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COX RADIO, INC.


         Dated: September 17, 1999           By:  /s/ Andrew A. Merdek
                                                  -------------------
                                                  Andrew A. Merdek
                                                  Secretary